HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5244 - PremierSolutions Standard (Series II)

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Supplement dated October 15, 2015 to your Prospectus

FUND NAME CORRECTIONS

The names of the following funds are hereby corrected to read as follows:

Current Name	Correct Name
Hartford Balanced Income Fund - Class R4	The Hartford Balanced Income Fund - Class R4
Hartford Global All-Asset Fund - Class R4	The Hartford Global All-Asset Fund - Class R4
Hartford High Yield Fund - Class R4	The Hartford High Yield Fund - Class R4
Hartford International Small Company Fund - Class R4	The Hartford International Small Company Fund - Class R4
Hartford MidCap Value Fund - Class R4	The Hartford MidCap Value Fund - Class R4

As a result of the changes, all references to the Current Names in your Prospectus are deleted and replaced with the Correct Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.